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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         _____________________________


                                    FORM 8-K

                                 CURRENT REPORT

                         _____________________________


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         _____________________________


                Date of Report (Date of earliest event reported):
                      November 16, 2000 (November 9, 2000)


                            BHC COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)




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                DELAWARE                                 1-10342                                 59-2104168
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
     (State or other jurisdiction of                   (Commission                              (IRS Employer
             incorporation)                            File Number)                          Identification No.)


                       767 FIFTH AVENUE, NEW YORK, NEW YORK                                          10153
                     (Address of principal executive offices)                                      (Zip Code)
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       Registrant's telephone number, including area code: (212) 421-0200

                                       N/A
         (Former name or former address, if changed since last report.)




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ITEM 5. OTHER EVENTS.

1. On November 9, 2000, The News Corporation Limited and Chris-Craft Industries, Inc., each received a request for additional information from the U.S. Department of Justice in connection with News Corporation's and Fox Television Stations' pending acquisitions of Chris-Craft, BHC Communications, Inc., and United Television, Inc. Chris-Craft owns approximately 80% of BHC and BHC owns approximately 58% of United Television. A copy of the joint press release issued by the companies with respect to such request is attached as an exhibit hereto and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibit.

             99.1 Joint Press Release issued by The News Corporation Limited, Chris-Craft Industries, Inc., BHC
                      Communications, Inc. and United Television, Inc. on November 15, 2000.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BHC COMMUNICATIONS, INC.



Date: November 16, 2000             By: /s/ Brian C. Kelly
                                        ----------------------------------------
                                        Name: Brian C. Kelly
                                        Title: Senior Vice President and General
                                               Counsel
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                                  EXHIBIT INDEX




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Exhibit No.          Exhibit
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99.1                 Joint Press Release issued by The News Corporation Limited, Chris-Craft
                     Industries, Inc., BHC Communications, Inc. and United Television, Inc. on
                     November 15, 2000.
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